Exhibit 10.2
AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
(Series 2010-A)
     THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (Series 2010-A) (this “Amendment”) is executed as of April 13, 2011, by and among Cofina Funding, LLC, as the Issuer (the “Issuer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION, as the Conduit Purchaser, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,“RABOBANK NEDERLAND”, NEW YORK BRANCH (“Rabobank”), as the Funding Agent and as a Committed Purchaser.
RECITALS
     WHEREAS, the parties hereto are parties to that certain Note Purchase Agreement dated as of December 23, 2010 (as amended through the date hereof, the “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Each capitalized term used but not defined herein shall have the meaning ascribed thereto or incorporated by reference in the Agreement.
     SECTION 2. Amendment to Agreement. The Agreement is hereby amended as follows:
     (a) The “Maximum Funded Amount” is increased to $150,000,000.
     (b) The “Purchase Expiration Date” is extended to April 11, 2012.
     (c) Section 2.03(f) of the Agreement is amended to delete the following sentence therefrom:
Notwithstanding any other provision hereof or in the Series Supplement to the contrary, following the $50,000,000 “Maximum Funded Amount” reduction under Series 2008-A that occurs on May 31, 2011 and provided no Early Amortization Event or Event of Default has occurred, “Increases” and repayments across Series shall be allocated on a non-pro rata basis until such time as the percentage utilization of the “Maximum Funded Amounts” of Series 2010-A and Series 2008-A are equivalent (and each such “Increase” and repayment during such period shall reduce any inequivalence).
     (d) Section 2.05 of the Agreement is amended to delete the following sentence therefrom:

Notwithstanding the foregoing, the “Maximum Funded Amount” hereunder shall not be reduced ratably in connection with the $50,000,000 “Maximum Funded Amount” reduction under Series 2008-A that occurs on May 31, 2011.
     SECTION 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 4. Effectiveness. This Amendment shall become effective on the first date on which Rabobank has received:
     (a) counterparts of this Amendment executed by each of the parties hereto (whether by facsimile or otherwise); and
     (b) the fee set forth in the fee letter dated the date hereof.
     SECTION 5. Counterparts. This Amendment may be executed by different parties in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall together constitute but one and the same instrument.
     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
[Signatures Follow]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as the Issuer
By:	/s/ James M. Grafing
	Name:	James M. Grafing
	Title:	Chief Financial Officer

[Signatures Continue on the Following Page]
Amendment No. 1 to Series 2010-A NPA

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NIEUW AMSTERDAM RECEIVABLES CORPORATION, as the Conduit Purchaser
By:	/s/ Damian Perez
	Name:	Damian Perez
	Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,“RABOBANK NEDERLAND”, NEW YORK BRANCH, as Funding Agent and Committed Purchaser
By:	/s/ Raymond Dixon
	Name:	Raymond Dixon
	Title:	Executive Director

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

Amendment No. 1 to Series 2010-A NPA

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